King Power International Group Co., Ltd.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand


               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


The Annual Meeting of Stockholders of King Power International Group Co., Ltd. (the "Company") will be held in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand on Friday, June 18, 1999 beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 10,1999 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

     You are invited to attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.


                       By Order of the Board of Directors,
Bangkok, Thailand
May 11, 1999
                         Viratana Suntaranond, Secretary




         A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                    King Power International Group Co., Ltd.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 18, 1999

     This proxy statement and the accompanying form of proxy are being furnished to the stockholders of King Power International Group Co., Ltd. (herein the "Company") on or about May 11, 1999 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday June 18, 1999 beginning at 10:00 a.m., local time, in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand, and at any adjournment thereof.

     The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and in this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 11, 1999 to all stockholders of record on May 10, 1999. Shares of the Company's common stock, par value $.001 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See "Proposal One:
Election of Directors" below. With respect to other proposals, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal;
(ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

     THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 64 % OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSALS ONE AND TWO.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or
(iii) appearing at the Annual Meeting and voting in person.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telefax, telegram or in person.

     If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given regarding the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of the directors nominated herein; and (ii) to give discretionary authority to the proxyholders to vote on any business that may properly come before the meeting or any adjournment thereof.


     RETURNING A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.


                                  VOTING RIGHTS

     Only holders of record of outstanding shares of Common Stock of the Company at the close of business on May 10, 1999 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 20,250,000 shares of Common Stock outstanding and entitled to vote on May 10, 1999. The Company's Articles of Incorporation prohibit cumulative voting with respect to directors.



                                METHOD OF VOTING

     To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Approval of Proposal Two will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions will have the effect of a vote against a proposal. Non-votes (as defined below) will have no effect on the voting regarding any of the proposals. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


     The following table sets forth certain information as of May 10, 1999 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and nominees for director of the Company individually and (iii) by the officers and directors as a group.


     Name (1)                  Number of Shares Beneficially Owned       Percent
--------------------------------------------------------------------------------
Vichai Raksriaksorn              5,748,000 (2)                           28.38%
Viratana Suntaranond             3,000,000 (3)                           14.81%
Aimon Boonkhundha                3,000,000 (4)                           14.81%
Antares Cheng                      100,000                                  *
Suwan Panyapas                       -0-                                    *
Dharmnoon Prachuabmoh                -0-                                    *
Dr. Panya  Tantiyavarong             -0-                                    *
Benjamin B. Fattedad                90,000 (5)                              *
Niphon Raksriaksorn              1,037,883(6)                             5.12%

TOTAL:   9 persons              12,975,883                               64.07%

--------------------------
* less than 1%

(1) The mailing address for each of the current directors is in care of King Power International Group Co., Ltd., 27th Floor of Siam Tower, 989 Rama I Road, Patumwan, Bangkok 10330 Thailand.

(2) This excludes 3,000,000 shares owned by his wife, Aimon Boonkhundha, as her separate property. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

(3) This excludes 1,000,000 shares owned by his wife, Umaratana Suntaranond, as her separate property, as well as 150,000 shares in the aggregate owned by his three children. Mr. Suntaranond disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

(4) This excludes 5,248,000 shares owned by her husband, Vichai Raksriaksorn, as his separate property, as well as 5,000 shares owned by her mother, Auemporn Boonkhant. Ms. Boonkhundha disclaims all beneficial interest in those shares, as well as the right to vote or control the disposition of those shares.

(5) Mr. Fattedad declined to stand for re-election due to the demands of his personal schedule.

(6) This excludes 5,748,000 shares owned by his uncle, Vichai Raksriaksorn. Mr. Niphon Raksriaksorn disclaims all beneficial interest in those shares, as well as the right to vote or control the disposition of those shares.




                       PROPOSAL ONE: ELECTION OF DIRECTORS


     The Board of  Directors  of the Company has  nominated  seven (7)  persons:
Vichai Raksriaksorn, Viratana Suntaranond, Aimon Boonkhundha, Antares Cheng, Suwan Panyapas, Dharmnoon Prachuabmoh and Dr. Panya Tantiyavarong for election to the Board of Directors, each to serve a term of one year until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each of the nominees (except Dr. Panya Tantiyavarong) is currently serving as a director and has consented to his nomination and, so far as the Company is aware, will serve as a director if elected. Mr. Benjamin B. Fattedad declined to stand for re-election due to the demands of his personal schedule. For information regarding the background and business experience of each nominee, see "DIRECTORS AND EXECUTIVE OFFICERS" below. The shares represented by proxies will be voted as specified by each stockholder. If a stockholder does not specify his or her choice in writing, the shares will be voted in favor of the election of the nominees listed except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend.


     The Board of Directors unanimously recommends that the stockholders of the Company vote FOR all of the nominees for director.



                        DIRECTORS AND EXECUTIVE OFFICERS


     The following sets forth certain information regarding the background and business experience (limited to positions held during the last five years) of the Company's Directors and nominees for Director (each of whom, except Dr. Panya Tantiyavarong, has served since June 1997) and the Company's executive officers:


     Name                     Age             Position
     ----                     ---             --------

Vichai Raksriaksorn           41       Group Chairman, Chief Executive
                                         Officer & Director

Viratana Suntaranond          58       Group Executive Director, Chief
                                         Financial Officer, Secretary & Director

Antares Cheng                 42       Group Managing Director & Director

Aimon Boonkhundha             42       Deputy Group Managing Director & Director

Suwan Panyapas                55       Director

Dharmnoon Prachuabmoh         65       Director

Dr. Panya  Tantiyavarong      59       Nominee for Director





Vichai Raksriaksorn
1997-Present      Group Chairman, Chief Executive Officer and Director of King
                    Power International Group Co., Ltd.
                  Managing Director of King Power Duty Free Co., Ltd.
                  Chairman of King Power Development Co., Ltd.
                  Thai National Dressage Team Manager
                  Privilege Committee of Thailand Equestrian Federation
1995-1998         Chairman of King Power Duty Free (Macau) Co., Ltd.
                  Chairman of King Power Duty Free (C.B.O.) Limited, Hong Kong
1994-Present      Managing Director of Top (China) Group Co., Ltd.
                  Chairman of King Power International Co., Ltd.
                  Managing Director of Forty Seven Co., Ltd.
                  Chairman of Beijing Great Wall (Top) Tourist Services Co., Ltd.
                  Chairman of V&A Holdings Co., Ltd.
1994-1998         Chairman of Hong Kong Kai Tak International Airport Duty Free
                    Shop Co., Ltd.
1993-Present      Chairman of King Power Tax Free Co., Ltd.
                  Chairman of Capitalux Co., Ltd.
1992-Present      Chairman of Lengle (Thailand) Co., Ltd.
1991-Present      Chairman of TAT (Phnompenh) Duty Free Co., Ltd.
1989-Present      Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.


Viratana Suntaranond
1997-Present      Group Executive Director, Chief Financial Officer, Secretary
                    and Director  of King Power International Group Co., Ltd.
                  Executive Director and Managing Director of King Power Duty
                    Free Co., Ltd.
1994-Present      Director of Big Hand Co., Ltd.
1993-Present      Managing Director of King Power Tax Free Co., Ltd.
1992-Present      President of U.M.P. Commercial Co.,
1985-Present      President of Niji (Thailand) Co., Ltd.
1984-Present      Managing Director of Thai-Tai International Trading Co., Ltd.

                                                                               5



Antares Cheng
1997-Present      Group Managing Director and Director of King Power
                    International Group Co., Ltd.
1995-Present      Managing Director of Hong Kong Kai Tak International Airport
                    Duty Free Shop Co., Ltd.
                  General Manager of King Power Duty Free (Macau) Co., Ltd.
1994-Present      Director of China Ferry Terminal GM Shop
1993-Present      Managing Director of Top Group (Thailand) Co., Ltd.
1992-Present      Managing Director of King Power Group
                  Deputy Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.
1990-Present      Director of TAT Phnom Penh Duty Free Co., Ltd., Cambodia
                  Shareholder, Director and General Manager of Europa Prince
                    Department Store
1989-Present      Managing Director of  Railway Duty Free, Hong Kong


Aimon Boonkhundha
1997-Present      Deputy Group Managing  Director and Director of King Power
                    International Group Co., Ltd.
1996-Present      Executive Director of King Power Duty Free Co., Ltd.
1994-Present      Executive Director of  Top Tourist Service Co., Ltd.
1993-Present      Director of King Power Tax Free Co., Ltd.
                  Executive Director of TAT Phnom Penh Co., Ltd.
1989-Present      Managing Director of Thai Nishigawa International Co., Ltd.


Suwan Panyapas
1997-Present      Director of King Power International Group Co., Ltd.
1996-Present      Senator of Thai National Assembly
1991-Present      Advisor to TAT Duty Free Co., Ltd.
1989-Present      Advisor & Shareholder of Downtown D.F.S. (Thailand) Co., Ltd.
1989-1991         Managing Director of TAT Duty Free Co., Ltd.

Some Special Positions held in the past include:

Member of Committee Training Successful Candidates appointed to Juvenile Court.
Member of Sub-Committee on the Development of Judicial and Ministerial System.
Member of Committee/Secretary on Selection Test for Judicial Officers.
Senior Chief Judge of Thonburi Civil Court.
Chief Judge of Udon Thanee District Court.
Chief Judge attached to the Ministry of Justice.


Dharmnoon Prachuabmoh
1997-Present      Director of King Power International Group Co., Ltd.
                  Life Member, Pacific Asia Travel Association (PATA)


                                                                               6


1995-1996         Member of Thai Parliament, House of Representatives
                  Advisor to Deputy Minister, Ministry of Communications and Transport
                  Vice Chairman, Tourism Committee (House of Representatives)
1988-1995         President of Thailand Incentive and Convention Association (TICA)
1988-1989         President of Pacific Asia Travel Association
1986-1994         Governor of the Tourism Authority of Thailand (TAT)


Dr. Panya Tantiyavarong
Currently         Retired
Currently         Chairman of the Board of Directors of  Dynasty Ceramic Public Co., Ltd.
Currently         Director of Petroleum Authority of Thailand
1998              Director and Advisor to the Executive Director Board of
                    Bangkok Metropolitan  Bank Ltd.
1997-1998         Director and Executive Director of Metropolitan Life Assurance Co., Ltd.
                  Director of National Housing Authority
1995-1998         Chairman of State Railway of Thailand
1992-1997         Managing Director of Bangkok Metropolitan Bank Ltd.
1989-1991         Senior Executive Vice President of Krung Thai Bank Ltd.


Directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Vichai Raksriaksorn and Aimon Boonkhundha are husband and wife. None of the other directors or executive officers are related. Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified.

The Company's Bylaws provide that Directors may be paid their expenses, if any. Directors are not paid an annual retainer but they were paid $2,000-$5,000 to attend the meetings held in 1998 of the Board of Directors, Board of Executive Officers, and of its committees. All Directors attended the two meetings of the Board of Directors held in 1998.



Committees of the Board of Directors


The Board of Directors has two committees: the Audit Committee and the Compensation Committee. The Audit Committee is composed of Vichai Raksriaksorn, Chairman, Suwan Panyapas and Dharmnoon Prachuabmoh. The Audit Committee is responsible for recommending the appointment of the Company's independent auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, accounting principals used by the Company in financial reporting, internal auditing procedures, and the adequacy of the Company's internal control procedures. The Compensation Committee is composed of Vichai Raksriaksorn, Chairman, Suwan Panyapas and Dharmnoon Prachuabmoh. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning all forms of compensation paid to the Company's executive officers. During the 1998 fiscal year there were was one meeting of the Audit Committee and one meeting of the Compensation Committee, both of which were attended by all members.

                             EXECUTIVE COMPENSATION


The following table sets forth the cash and non-cash compensation paid by the Company and/or its principal subsidiaries to the four executive officers who were most highly compensated in the fiscal years ended December 31, 1998, 1997 and 1996. None of the Company's other officers or directors received cash and/or non-cash compensation in excess of $100,000 for any of these fiscal years. All amounts are US dollars.



SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION
                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                            (***)
Name & Principal Position               Year         Salary        Bonus   Other Annual
                                                                           Compensation
-----------------------------------------------------------------------------------------------------

Vichai Raksriaksorn                     1998            -            -        5,000*         None
Group Chairman  &                       1997            -            -        6,800          None
Chief Exec. Officer                     1996            -            -         -             None

Viratana Suntaranond                    1998            -            -        5,000*         None
Group Exec. Director &                  1997            -            -        6,800          None
Chief Financial Officer                 1996            -            -          -            None

Antares Cheng                           1998            -            -        2,000**        None
Group Managing Director                 1997            -            -        6,800          None
                                        1996            -            -          -            None

Aimon Boonkhundha                       1998         53,000          -        2,000**        None
Deputy Group Managing Director          1997            -            -        6,800          None
                                        1996            -            -          -            None


*  Both  Vichai   Raksriaksorn   and  Viratana   Suntaranond   received  meeting
compensation for the Board of Directors' meetings and the Board of Executive Officers' meetings at $3,000 and $2,000, respectively.

** Both Antares Cheng and Aimon Boonkhundha received meeting compensation for the Board of Executive Officers' meetings in the amount of $2,000.

 *** In addition to the table above, the applicable SEC rules provide for an Options Granted Table, an Options Exercised and Fiscal Year-End Option Values Table, a Long-Term Incentive Plan Awards Table and a Pension Plan Table. These tables do not appear in this proxy statement because the Company did not during fiscal year 1998 maintain any such plans.

The Company has no employment agreements with any of its executive officers or directors.

                          PROPOSAL TWO: OTHER BUSINESS


In addition to the business discussed above and which the stockholders have been requested to vote upon, the management of the Company intends to present at this Annual Meeting two matters in the nature of reports. First, copies of the minutes of the Annual Meeting of Stockholders held on May 29, 1998 will be distributed for review and comment by the stockholders. Second, management will present the Company's financial statements in the same form as they are set forth in the Annual Report to Stockholders that accompanies this proxy statement. Attendance at this Annual Meeting, whether in person or by proxy, will constitute approval of both the minutes and financial statements described above. The management of the Company knows of no matters other than those stated above that are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the 1998 fiscal year all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with in a timely fashion.

                                 ANNUAL REPORTS


The Annual Report to Stockholders for the fiscal year that ended December 31, 1998, including financial statements, is being furnished with this Proxy Statement to stockholders of record as of May 10, 1999. The Company will provide without charge, at the written request of any stockholder of record, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, except exhibits thereto. Neither of these Annual Reports forms any part of the material for solicitation of proxies.



                              STOCKHOLDER PROPOSALS


Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's proxy statement for that meeting must submit the proposal to the Secretary of the Company no later than February 1, 2000. All such proposals must be in compliance with the applicable regulations of the Securities and Exchange Commission.



                       By Order of the Board of Directors,


                         Viratana Suntaranond, Secretary
                                  May 11, 1999

                    KING POWER INTERNATIONAL GROUP CO., LTD.
               27TH FLOOR, SIAM TOWER, 989 RAMA I ROAD, PATUMWAN,
                             BANGKOK 10330 THAILAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Vichai Raksriaksorn and Viratana Suntaranond and each of them as proxies with power of substitution to vote all shares of King Power International Group Co., Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders on June 18, 1999, to be held in the conference room on the 27th floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand beginning at 10:00 a.m., or at any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which may come before the meeting.

         1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

         A.  [  ]  FOR the nominees listed below
         B.  [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below
         C.  [  ]  FOR ALL NOMINEES EXCEPT:

Instructions: To withhold authority to vote for any individual(s), choose C and write in the name of the nominee(s) on this line_____________________________. Nominees are Vichai Raksriaksorn, Viratana Suntaranond, Aimon Boonkhundha, Antares Cheng, Suwan Panyapas, Dharmnoon Prachuabmoh and Dr. Panya Tantiyavarong.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         FOR  [ ]              AGAINST  [ ]              ABSTAIN  [ ]

         This proxy will be voted in accordance with the stockholder's specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

                                        -------------------------------------
                                                (signature)

         Date:_________, 1999           -------------------------------------
                                                (signature)

                                        -------------------------------------
                                        Please  print  your name(s)

(Please sign your name(s) as fully and exactly as listed. When signing in a fiduciary or representative capacity, please give full title as such. When there is more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.